AMENDMENT NO. 14
TO AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
          This Amendment No. 14 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the “Trust”) amends, effective June 16, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
          WHEREAS, the Trust desires to amend the Agreement to add Invesco Balanced-Risk Commodity Fund as a new series portfolio;
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     2. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 16, 2010.

By:	/s/ John M. Zerr
	Name:	John M. Zerr
	Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Alternative Opportunities Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Balanced-Risk Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Balanced-Risk Commodity Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco China Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Invesco Commodities Strategy Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Developing Markets Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Invesco Emerging Market Local Currency Debt	Class A Shares
Fund	Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Endeavor Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco FX Alpha Plus Strategy Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco FX Alpha Strategy Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Global Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Global Advantage Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Global Dividend Growth Securities Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Global Health Care Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Investor Class Shares
Institutional Class Shares

Invesco Health Sciences Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco International Growth Equity Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco International Total Return Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Invesco Japan Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Invesco LIBOR Alpha Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Pacific Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares

Invesco Small Companies Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen Emerging Markets Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen Global Bond Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares

Invesco Van Kampen Global Equity Allocation	Class A Shares
Fund	Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Global Franchise Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Van Kampen Global Tactical Asset	Class A Shares
Allocation Fund	Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen International Advantage Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen International Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares”